SUPPLEMENT DATED APRIL 1, 2013
to

PROSPECTUSES DATED MAY 1, 2012
FOR SUN LIFE FINANCIAL MASTERS EXTRA, SUN LIFE FINANCIAL MASTERS CHOICE, SUN LIFE FINANCIAL MASTERS FLEX, SUN LIFE FINANCIAL MASTERS CHOICE II, AND SUN LIFE FINANCIAL MASTERS FLEX II

and

PROSPECTUSES DATED APRIL 29, 2011
FOR SUN LIFE FINANCIAL MASTERS ACCESS AND SUN LIFE FINANCIAL MASTERS EXTRA II

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

At the close of business on March 28, 2013, Huntington VA Macro 100 Fund reorganized into the Huntington VA Dividend Capture Fund.  Pursuant to the reorganization, the Huntington VA Macro 100 Fund liquidated by transferring substantially all of its assets to the Huntington VA Dividend Capture Fund.

Please retain this supplement with your prospectus for future reference.